As Filed with the Securities and
Exchange Commission on September 2, 1998
                                                             File Number 70-9069



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                        FORM U-1 APPLICATION/DECLARATION
                                    UNDER THE
                   PUBLIC UTILITY HOLDING COMPANY ACT OF 1935

         --------------------------------------------------------------

                                    CONECTIV
                                 800 King Street
                               Wilmington DE 19899
                   (Name of company filing this statement and
                     address of principal executive office)

         --------------------------------------------------------------

                                    Conectiv
                 (Name of top registered holding company parent)

         --------------------------------------------------------------

                                Louis M. Walters
                                    Treasurer
                                    Conectiv
                                 800 King Street
                              Wilmington, DE 19899

                    (Name and address of agents for service)

         --------------------------------------------------------------

The Commission is requested to send copies of all notices, orders and communications in connection with this Application/Declaration to:

      Peter F. Clark, Esq.                             Joyce Koria Hayes, Esq.
            Conectiv                                        7 Graham Court
        800 King Street                                    Newark, DE 19711
      Wilmington, DE 19899


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The Application-Declaration as previously filed and amended is hereby amended as follows:



Item 6.   Exhibits

     The following exhibits are made a part of this statement:


         (a)        Exhibits

         J-8.1    Amendment to Description of Nonutility Businesses.



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                                    SIGNATURE

     Pursuant to the requirements of the Public Utility Holding Company Act of 1935, the undersigned company has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                               CONECTIV


                                               By:   /s/ LOUIS M. WALTERS
                                                     --------------------
                                                     Louis M. Walters
                                                     Treasurer




                                               Date:  September 2, 1998

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                                  EXHIBIT INDEX
                                  -------------



         J-8.1    Amendment to Description of Nonutility Businesses.